UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, MI	48334
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES.

Item 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF

CERTAIN OFFICERS.

On December 19, 2008, the Board of Directors of Eternal Image, Inc. (the “Company” or the “Registrant”) granted seven year options to the following officers of the Company. The grants were made pursuant to the Company’s 2008 Equity Incentive Plan. Each option, when exercised, allows the option holder to purchase one share of the Company’s common stock at an exercise price of $0.01804 per share.

Grantee	Title	Number of Options
Clint Mytych	Chief Executive Officer
	And Chairman of the Board	5,000,000

Donna Shatter	Vice President, Secretary,
	Treasurer and Director	4,200,000

Wallace N. Popravsky	Vice President, Director	3,000,000

Item 9. 01 - Exhibits

10.1 - 2008 Equity Incentive Plan, incorporated by reference as filed with the SEC on October 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: December 22, 2008	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer and Chairman